                                  Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date: February 25, 2005

(i)      Amount of principal being paid or distributed in respect of the
         Certificates:

                            $          0.00

                          ( $             -, per $1,000 original principal
                                           amount of the Notes)

(ii)     (a)      Amount of interest being paid or distributed in respect of the Certificates:

                            $    509,347.22

                          ( $     0.0000078, per $1,000 original principal
                                           amount of the Notes)

         (a) Amount of interest being paid or distributed in respect of the Certificates Strip:

                            $     29,575.00

                          ( $     0.0000005, per $1,000 original principal
                                           amount of the Notes)

(iii) Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):

         (1)      (a)      Distributed to Certificateholders:

                            $          0.00

                          ( $             -, per $1,000 original principal
                                           amount of the Certificates)

                  (b)      Distributed to Certificateholders:

                            $          0.00

                          ( $             -, per $1,000 original principal
                                           amount of the Certificates)

         (2)      (a)      Balance on Certificateholders:

                            $          0.00

                          ( $             -, per $1,000 original principal
                                           amount of the Notes

                  (b)      Balance on Certificateholders:

                            $0.00

                          ( $             -, per $1,000 original principal
                                           amount of the Notes)

(iv)     Payments made under the Cap Agreement on such date: February 24, 2005

                          ( $          0.00 with respect to the Certificates,

                          ( $          0.00 with respect to the Notes,

                          ( $          0.00 outstanding amount owed to Cap
                                            Provider.

(v)      Pool Balance at end of related Collection Period: $424,866,607.15

(vi)     After giving effect to distributions on this Distribution Date:

         (a)      (1) Outstanding principal amount of Class A-1 Notes:                       $          0.00

                  (2) Class A-1 Note Pool Factor:                                -

         (b)      (1) Outstanding principal amount of Class A-2 Notes:                       $329,866,607.15

                  (2) Class A-2 Note Pool Factor:                       0.52778657

         (c)      (1) Outstanding principal amount of Class M Notes:                         $ 30,000,000.00

                  (2) Class M Note Pool Factor:                         1.00000000

         (d)      (1) Outstanding principal amount of Certificates:                          $ 65,000,000.00

                  (2) Certificate Pool Factor:                          1.00000000

(vii)      Certificate Interest Rate:

         (a)      In general

                  (1)      Three-Month Libor was

                                 2.3800000% for the current period

                  (2)      The Student Loan Rate was: Not Applicable (1)

         (b)      Certificate Interest Rate: 3.2800000% (Based on 3-Month LIBOR)

(viii)   Amount of Master Servicing Fee for related Collection Period:
         $539,221.86

                            $   0.000008296, per $1,000 original principal
                                           amount of the Certificates.

(ix)     Amount of Administration Fee for related Collection Period: $3,000.00

                            $   0.046153846, per $1,000 original principal
                                           amount of the Certificates.

(x)      (a)      Aggregate amount of Realized Losses (if any) for the related
                  Collection Period: $556,264.87

         (b)      Delinquent Contracts                           # Disb.           %              $ Amount            %
                                                                 -------          ----          -----------          ----
                  30-60 Days Delinquent                             825          1.90%          $ 9,601,807          2.52%
                  61-90 Days Delinquent                             434          1.00%          $ 4,902,771          1.29%
                  91-120 Days Delinquent                            196          0.45%          $ 2,182,459          0.57%
                  More than 120 Days Delinquent                     300          0.69%          $ 4,186,256          1.10%
                  Claims in Process                                 191          0.44%          $ 1,423,719          0.37%
                                                                  -----          ----           -----------          ----
                    TOTAL                                         1,946          4.48%          $20,873,293          5.86%

(xi)     Amount in the Reserve Account: $7,759,342.38

        (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.


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